                                                                     Exhibit 24


                               POWER OF ATTORNEY


                        KNOW ALL MEN BY THESE PRESENTS:


        That the undersigned does hereby make, constitute and appoint Timothy
G. Rupert and R. M. Hays, or either of them, my true and lawful attorneys-in-fact to sign and execute for me and on my behalf a registration statement or statements on Form S-3, or on such form as the Securities and Exchange Commission shall deem appropriate, and any and all amendments thereto, to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorney-in-fact may deem necessary or desirable to enable RMI Titanium Company to comply with said Act and the rules and regulations thereunder in connection with the registration by RMI Titanium Company of shares of its common stock owned by USX Corporation ("USX") to be offered as exchangeable in connection with USX's Debt Exchangeable for Common Stock offering.

        IN WITNESS WHEREOF, I have hereunto set my hand and seal this 7th day of November, 1996.


                                                 /s/ L. FREDERICK GIEG, JR.
                                                 --------------------------
                                                     L. Frederick Gieg, Jr.

                               POWER OF ATTORNEY


                        KNOW ALL MEN BY THESE PRESENTS:


        That the undersigned does hereby make, constitute and appoint L. Frederick Gieg, Jr. and R. M. Hays, or either of them, my true and lawful attorneys-in-fact to sign and execute for me and on my behalf a registration statement or statements on Form S-3, or on such form as the Securities and Exchange Commission shall deem appropriate, and any and all amendments thereto, to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorney-in-fact may deem necessary or desirable to enable RMI Titanium Company to comply with said Act and the rules and regulations thereunder in connection with the registration by RMI Titanium Company of shares of its common stock owned by USX Corporation ("USX") to be offered as exchangeable in connection with USX's Debt Exchangeable for Common Stock offering.

        IN WITNESS WHEREOF, I have hereunto set my hand and seal this 7th day of November, 1996.


                                                 /s/ TIMOTHY G. RUPERT
                                                 ---------------------
                                                     Timothy G. Rupert

                               POWER OF ATTORNEY


                        KNOW ALL MEN BY THESE PRESENTS:


        That the undersigned does hereby make, constitute and appoint Timothy
G. Rupert, L. Frederick Gieg, Jr., R. M. Hays, or any one of them, my true and lawful attorneys-in-fact to sign and execute for me and on my behalf a registration statement or statements on Form S-3, or on such form as the Securities and Exchange Commission shall deem appropriate, and any and all amendments thereto, to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorney-in-fact may deem necessary or desirable to enable RMI Titanium Company to comply with said Act and the rules and regulations thereunder in connection with the registration by RMI Titanium Company of shares of its common stock owned by USX Corporation ("USX") to be offered as exchangeable in connection with USX's Debt Exchangeable for Common Stock offering.

        IN WITNESS WHEREOF, I have hereunto set my hand and seal this 11th day of November, 1996.


                                                 /s/ CRAIG R. ANDERSSON
                                                 ----------------------
                                                     Craig R. Andersson

                               POWER OF ATTORNEY


                        KNOW ALL MEN BY THESE PRESENTS:


        That the undersigned does hereby make, constitute and appoint Timothy
G. Rupert, L. Frederick Gieg, Jr., R. M. Hays, or any one of them, my true and lawful attorneys-in-fact to sign and execute for me and on my behalf a registration statement or statements on Form S-3, or on such form as the Securities and Exchange Commission shall deem appropriate, and any and all amendments thereto, to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorney-in-fact may deem necessary or desirable to enable RMI Titanium Company to comply with said Act and the rules and regulations thereunder in connection with the registration by RMI Titanium Company of shares of its common stock owned by USX Corporation ("USX") to be offered as exchangeable in connection with USX's Debt Exchangeable for Common Stock offering.

        IN WITNESS WHEREOF, I have hereunto set my hand and seal this 7th day of November, 1996.


                                                 /s/ NEIL A. ARMSTRONG
                                                 ---------------------
                                                     Neil A. Armstrong

                               POWER OF ATTORNEY


                        KNOW ALL MEN BY THESE PRESENTS:


        That the undersigned does hereby make, constitute and appoint Timothy
G. Rupert, L. Frederick Gieg, Jr., R. M. Hays, or any one of them, my true and lawful attorneys-in-fact to sign and execute for me and on my behalf a registration statement or statements on Form S-3, or on such form as the Securities and Exchange Commission shall deem appropriate, and any and all amendments thereto, to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorney-in-fact may deem necessary or desirable to enable RMI Titanium Company to comply with said Act and the rules and regulations thereunder in connection with the registration by RMI Titanium Company of shares of its common stock owned by USX Corporation ("USX") to be offered as exchangeable in connection with USX's Debt Exchangeable for Common Stock offering.

        IN WITNESS WHEREOF, I have hereunto set my hand and seal this 8th day of November, 1996.


                                                 /s/ DANIEL I. BOOKER
                                                 --------------------
                                                     Daniel I. Booker

                               POWER OF ATTORNEY


                        KNOW ALL MEN BY THESE PRESENTS:


        That the undersigned does hereby make, constitute and appoint Timothy
G. Rupert, L. Frederick Gieg, Jr., R. M. Hays, or any one of them, my true and lawful attorneys-in-fact to sign and execute for me and on my behalf a registration statement or statements on Form S-3, or on such form as the Securities and Exchange Commission shall deem appropriate, and any and all amendments thereto, to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorney-in-fact may deem necessary or desirable to enable RMI Titanium Company to comply with said Act and the rules and regulations thereunder in connection with the registration by RMI Titanium Company of shares of its common stock owned by USX Corporation ("USX") to be offered as exchangeable in connection with USX's Debt Exchangeable for Common Stock offering.

        IN WITNESS WHEREOF, I have hereunto set my hand and seal this 9th day of November, 1996.


                                                 /s/ RONALD L. GALLATIN
                                                 ----------------------
                                                     Ronald L. Gallatin

                               POWER OF ATTORNEY


                        KNOW ALL MEN BY THESE PRESENTS:


        That the undersigned does hereby make, constitute and appoint Timothy
G. Rupert, L. Frederick Gieg, Jr., R. M. Hays, or any one of them, my true and lawful attorneys-in-fact to sign and execute for me and on my behalf a registration statement or statements on Form S-3, or on such form as the Securities and Exchange Commission shall deem appropriate, and any and all amendments thereto, to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorney-in-fact may deem necessary or desirable to enable RMI Titanium Company to comply with said Act and the rules and regulations thereunder in connection with the registration by RMI Titanium Company of shares of its common stock owned by USX Corporation ("USX") to be offered as exchangeable in connection with USX's Debt Exchangeable for Common Stock offering.

        IN WITNESS WHEREOF, I have hereunto set my hand and seal this 7th day of November, 1996.


                                                 /s/ JOHN H. ODLE
                                                 ----------------------
                                                     John H. Odle

                               POWER OF ATTORNEY


                        KNOW ALL MEN BY THESE PRESENTS:


        That the undersigned does hereby make, constitute and appoint Timothy
G. Rupert, L. Frederick Gieg, Jr., R. M. Hays, or any one of them, my true and lawful attorneys-in-fact to sign and execute for me and on my behalf a registration statement or statements on Form S-3, or on such form as the Securities and Exchange Commission shall deem appropriate, and any and all amendments thereto, to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorney-in-fact may deem necessary or desirable to enable RMI Titanium Company to comply with said Act and the rules and regulations thereunder in connection with the registration by RMI Titanium Company of shares of its common stock owned by USX Corporation ("USX") to be offered as exchangeable in connection with USX's Debt Exchangeable for Common Stock offering.

        IN WITNESS WHEREOF, I have hereunto set my hand and seal this 11th day of November, 1996.


                                                 /s/ CHARLES C. GEDEON
                                                 ---------------------
                                                     Charles C. Gedeon

                               POWER OF ATTORNEY


                        KNOW ALL MEN BY THESE PRESENTS:


        That the undersigned does hereby make, constitute and appoint Timothy
G. Rupert, L. Frederick Gieg, Jr., R. M. Hays, or any one of them, my true and lawful attorneys-in-fact to sign and execute for me and on my behalf a registration statement or statements on Form S-3, or on such form as the Securities and Exchange Commission shall deem appropriate, and any and all amendments thereto, to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorney-in-fact may deem necessary or desirable to enable RMI Titanium Company to comply with said Act and the rules and regulations thereunder in connection with the registration by RMI Titanium Company of shares of its common stock owned by USX Corporation ("USX") to be offered as exchangeable in connection with USX's Debt Exchangeable for Common Stock offering.

        IN WITNESS WHEREOF, I have hereunto set my hand and seal this 6th day of November, 1996.


                                                 /s/ R. M. HERNANDEZ
                                                 -------------------
                                                     R. M. Hernandez

                               POWER OF ATTORNEY


                        KNOW ALL MEN BY THESE PRESENTS:


        That the undersigned does hereby make, constitute and appoint Timothy
G. Rupert, L. Frederick Gieg, Jr., R. M. Hays, or any one of them, my true and lawful attorneys-in-fact to sign and execute for me and on my behalf a registration statement or statements on Form S-3, or on such form as the Securities and Exchange Commission shall deem appropriate, and any and all amendments thereto, to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorney-in-fact may deem necessary or desirable to enable RMI Titanium Company to comply with said Act and the rules and regulations thereunder in connection with the registration by RMI Titanium Company of shares of its common stock owned by USX Corporation ("USX") to be offered as exchangeable in connection with USX's Debt Exchangeable for Common Stock offering.

        IN WITNESS WHEREOF, I have hereunto set my hand and seal this 7th day of November, 1996.


                                                 /s/ WESLEY W. VON SCHACK
                                                 ------------------------
                                                     Wesley W. von Schack